Exhibit 31.2
CERTIFICATION
PURSUANT TO RULES 13A-14 AND 15D-14
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

I, Jason Clemens, certify that:
1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of AdaptHealth Corp.; and
2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

June 20, 2025	/s/ Jason Clemens
Jason Clemens
Chief Financial Officer
(Principal Financial Officer)